[handwritten:] BSE 10/18/13

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

Between the undersigned:

NATIXIS FACTOR, SA, a company governed by a board of directors with capital of 19,915,600 euros, registered in the Paris RCS (commercial register) under number B 379 160 070, headquartered at 30, avenue Pierre Mendés-France 75013 PARIS and with administrative offices at 10-12 avenue Winston Churchill 94676 Charenton le Pont.

Hereinafter “NATIXIS FACTOR”

And the Company:

TECHNIQUES APPLIQUEES AUX ARTS GRAPHIQUES (TAAG),

a simple corporation (not governed by a board of directors) with capital of 89,000 euros, Registered in the EVRY commerce and companies register under number 431.289.156 Headquartered at: 3 Rue Olympe de Gouges – 91350 GRIGNY Represented by: the company DERYCS SCIENTIFIC Inc.

President: Mr. Peter DERYCS

Hereinafter “The Customer”

This factoring contract is executed subject to the following conditions:

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

1. PURPOSE OF THE CONTRACT	3

2. SCOPE OF APPLICATION	4

3. GUARANTEE AGAINST PURCHASER INSOLVENCY	4

4. DEBTS TRANSFERRED	4

5. INFORMATION AND COMMUNICATION REQUIREMENT	5

6. CURRENT ACCOUNT	5

7. SUBROGATION	7

8. FINANCING OF INVOICES BY NATIXIS FACTOR	8

9. PURCHASER ACCOUNT MANAGEMENT	9

10. RECOVERY AND COLLECTION	9

11. GUARANTEE FUND	14

12. ACCESS TO THE CREANCENET SERVICE	15

13. COMPENSATION	17

14. CONTRACT DURATION	19

15. GUARANTEES TO BE ESTABLISHED	19

16. SPECIFIC CLAUSES	20

17. TERMINATION WITHOUT NOTICE	22

18. CONFIDENTIALITY	22

19. CLAIMS	23

20. APPLICABLE LAW – CONTRACT LANGUAGE – ASSIGNMENT OF JURISDICTION	24

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

INTRODUCTION:

Before the contract is signed, an audit conducted by NATIXIS FACTOR on the customer’s premises revealed the following information:

- Reported sales: € 3 million

- Average invoice amount: 3,500 euros

- Number of customers transferred: 60

- Reported rate of debts unpaid 60 days after their due dates: 7%

- Average time to collect on invoices (total amount of purchaser accounts / sales including taxes for the months until full payment): 55 days

- Reported rate of non-values (all operations deductible from invoices): 3%

1. PURPOSE OF THE CONTRACT

NATIXIS FACTOR agrees to provide the customer with complete factoring services, in exchange for the effective transfer of ownership via subrogation for its profit of the customer’s invoices outstanding to its clientele. These invoices must be confirmed, liquid, and payable when due.

Complete services are understood to include:

- Management and ongoing collection of the debts acquired.

- Authorization for financing, at the customer’s request, in advance of the recovery of the transferred invoices.

These services are exclusive of any simultaneous recourse to factoring or assimilated operations.

They will be performed only under the conditions defined in this contract and are not subject to the application of external clauses, including those drawn from international texts governing factoring.

If, for reasons independent of the parties' wishes, the contractual balance as defined below should be broken, the customer authorizes NATIXIS FACTOR to offer it a contractual modification in writing, to which it will be considered as having consented if it does not respond within two weeks.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

2. SCOPE OF APPLICATION

The factoring contract shall apply to all of the customer’s invoices to its primary purchases in metropolitan France, Martinique, Guadeloupe, Guyana, and Reunion.

The companies listed below are excluded from the contract’s scope of application:

- Not applicable

3. GUARANTEE AGAINST PURCHASER INSOLVENCY

This contract is exclusive of any guarantee against the insolvency of the customer’s purchasers.

4. DEBTS TRANSFERRED

The customer guarantees the existence and amounts of the transferred invoices, as well as their being payable on their due dates, which cannot be over 130 days from the date of the invoice. The customer agrees to transfer to NATIXIS FACTOR all invoices to the same purchaser within no more than 30 calendar days from the date on which the invoices were issued.

Invoices must always be of a commercial or professional nature and must correspond to fully completed sales, merchandise deliveries, or supplied services.

Specifically excluded are conditional sales, working situations, invoices on account, money transfers, supplies or services that are subcontracted or present a collection risk.

Also excluded are invoices to purchasers who have financial relationships or shareholders or administrators in common with the customer.

The customer agrees to transfer to NATIXIS FACTOR all invoices to the same purchaser. It will have informed that purchaser of the existence of this contract in advance of said transfer.

All invoices issued to purchasers that are covered under this contract’s scope of application shall be transferred to NATIXIS FACTOR, on the schedule stated in Article 7, accompanied by the supporting documentation also required under this contract.

Any credit notes issued by the customer for total or partial cancellation of invoices must be sent as soon as they are issued, accurately identified, and payable to NATIXIS FACTOR.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

They just also correspond to a regular administrative action; NATIXIS FACTOR reserves the right to refuse them if they are detrimental to its acquired rights.

Invoices shall be worded as required with current legislation, mentioning very precisely the terms of payment and due date, and including the statement of subrogation to the profit of NATIXIS FACTOR, formulated as follows:

“In order to be valid, payment of this invoice must be made to:

NATIXIS FACTOR

10-12 Avenue Winston Churchill – 94676 Charenton-le-Pont Cedex

Telephone: 01 58 32 80 00

which has acquired our invoice by subrogation as part of a factoring contract.

NATIXIS FACTOR must be notified of any claims.”

The customer agrees to insert this statement indelibly and irreversibly into its invoices, as soon as possible and in no case later than three months following the start of the contract. The customer agrees to notify NATIXIS FACTOR of any event that may affect the transferred invoices.

NATIXIS FACTOR may at any time notify purchasers directly of the existence of the contract and of its subrogated nature, notwithstanding the customer’s obligation to notify its purchasers of the existence of the factoring contract.

The customer gives full legal authorization to make NATIXIS FACTOR’s intervention subordinate to the remittance of items accepted by the purchasers.

5. INFORMATION AND COMMUNICATION REQUIREMENT

The customer agrees to provide all documents related to the operations subject to this contract, and in particular those proving the existence of the invoices and assets transferred.

It authorizes NATIXIS FACTOR, at any time, to examine all accounting documents, verify the existence of the invoices it has acquired with the purchasers, and transfer the original invoices to its facilities and premises.

The customer agrees to provide the accounting documents, balance sheets, profit and loss statements, and account auditors’ report by the stated deadlines, without NATIXIS FACTOR having to specifically request them.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

The customer agrees to notify NATIXIS FACTOR of the occurrence of any event that could adversely affect the financial health of its business.

6. CURRENT ACCOUNT

With full legality, all operations will be entered in a current account, such that all reciprocal invoices, remittances, and debts originating under this contract or from any other obligation applying to NATIXIS FACTOR will mutually guarantee each other.

They will be expressed as credit and debit entries against a single payable balance and will be compensated by each other, even if the conditions required by law for compensation are not met.

The compensation and indivisibility requirement as defined above is to be expressed by the opening of a single current account, which will be able to include sub-accounts for reasons of convenience.

It is expressly agreed that any amounts corresponding wholly or partially to payment of subrogated invoices which, after being acquired by NATIXIS FACTOR, are determined to be non-compliant with the contractual specifications or contested by the customer’s purchasers, can be isolated in an “unavailable” sub-account of the current account.

NATIXIS FACTOR shall be able to enter any amount that may be affected by a debit under this contract in a “Reserves” sub-account of the current account.

The customer shall be entitled to withdraw any amount of the available balance in the current account, against remuneration as defined in Article 13 of this contract.

This current account has no overdraft authorization. In the exceptional case that its balance would become negative, repayment of the balance would be due immediately and would be subject to interest at the rate set in Article 13.2 below.

If NATIXIS FACTOR agrees, against subrogation, to pay a customer’s invoices by means of a credit entry in the current account, for amounts exceeding the previously approved amount or without approval, the customer must reimburse any amount in excess of the approved amount with respect to NATIXIS FACTOR. These unapproved invoices may be debited within 30 days after their due date.

Monthly account statements are considered definitively accepted by the customer if there is no written notification to the contrary in thirty calendar days following their issuance. The customer also has the conventional deadline of six months from the issuance date to contest a statement.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

7. SUBROGATION

When the contract is signed, the customer agrees to complete and sign the Permanent Subrogation Receipt. However, NATIXIS FACTOR may request a subrogation receipt for each transfer of invoices. At the time of each transfer of invoices by the customer, NATIXIS FACTOR shall pay the amount of the invoices by means of a credit entry to the current account, and ownership of the invoices shall then be transferred to NATIXIS FACTOR.

The customer shall subrogate NATIXIS FACTOR expressly in all rights, shares, and other securities it may have for the purchasers. NATIXIS FACTOR shall be able to exercise them freely. In particular, the benefit from the reserve ownership clause shall be transferred with full legality, and the customer shall ensure that said clause is included in all of its contractual documents.

NATIXIS FACTOR shall be able to claim immediate reimbursement of any amounts entered as credits in the current account in payment of the transferred invoices, as of the moment when the customer modified the initial terms of payment without previously notifying NATIXIS FACTOR. The same shall apply when subrogation cannot be carried out effectively or cannot produce its full effects for any reason whatsoever.

In addition to these exceptional reimbursement cases, the customer guarantees the existence of the invoices payable to him and expressly agrees to handle all disputes or litigations that may, even partially, obstruct payment by the purchasers. If the dispute remains after a deadline of thirty days following notification of the litigation, as indicated by the absence of a payment agreement, NATIXIS FACTOR is authorized to consider the transferred invoice as non-existent and to debit the current account for the amount of the invoices involved.

NATIXIS FACTOR shall be exempted from observing this deadline and shall be entitled to transact immediate reimbursement for invoices that do not meet the requirements stated in Article 4.

It is understood that NATIXIS FACTOR’s exercise of its right to transact reimbursement of invoices by debiting the current account for the reasons set forth in this contract shall not under any circumstances involve revocation of any subrogations previously assigned to it, except in the case where the current account is sufficiently credit-worthy and until these amounts have been reimbursed in full to NATIXIS FACTOR.

The Customer’s invoices shall be sent to NATIXIS FACTOR by electronic transmission, using the CREANCExpress service.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

Electronic data transmission notwithstanding, the customer agrees to sent the originals of the invoices by mail to NATIXIS FACTOR, together with the supporting documentation listed below.

For invoices in excess of 12,000 euros, the customer shall send NATIXIS FACTOR the purchase orders as well as the delivery bills of lading.

For invoices in excess of 150,000 euros, the customer shall send NATIXIS FACTOR the originals of the transferred invoices and the delivery bills of lading duly signed by the purchaser.

After validation by NATIXIS FACTOR’s technical department, the customer agrees to send his invoicing data in the format defined in CREANCExpress’ operating instructions provided when the contract was signed.

Invoices shall be sent 4 times per month. In addition, the amount indicated in NATIXIS FACTOR's current rate conditions shall be deducted and sent separately.

The customer shall be responsible for sending the originals of the invoices to the customer’s purchasers. The customer is responsible for sending the originals of the invoices to NATIXIS FACTOR.

8. FINANCING OF INVOICES BY NATIXIS FACTOR

All payments of invoices made by deducting from the available balance in the current account shall take place under the following conditions:

Payments shall be distributed by promissory note, check, or wire transfer at the customer’s discretion.

Choices:

Promissory note issuance conditions

The duration of the promissory note issued by NATIXIS FACTOR based on deducting from the available balance in the current account may vary based on the average time until payment of the customer’s purchasers, but may never exceed 40 days.

Any promissory note issued shall involve a promissory note commission as defined in Article 13.3 of this contract.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

Check or wire transfer issuance conditions

As soon as the check or transfer is issued, NATIXIS FACTOR shall deduct a financing commission calculated in advance, based on the average time until payment of the customer’s purchasers but never to exceed 40 days.

The financing commission rate is set forth in Article 13.2 of this contract.

This rate is expressed for indicative purposes in the form of an overall effective interest rate in Article 13.2. This overall effective rate is calculated monthly and included in the monthly account statements.

9. PURCHASER ACCOUNT MANAGEMENT

NATIXIS FACTOR shall notify the customer of any administrative events affecting its purchaser accounts by making a CREANCEnet service available to the customer as defined in Article 12, allowing for information to be viewed and exchanged in addition to the following functions:

•	viewing its accounts (position, balance, deduction from current account, etc.);
•	opening purchaser accounts;
•	sending information and/or questions to NATIXIS FACTOR’
•	requesting approvals or approval increases. If the request is entirely or partially refused, it can be reviewed a second time by NATIXIS FACTOR;

The data on the site are sent subject to operations in progress, and the accessible data are updated daily on D (D being the viewing day). NATIXIS FACTOR can offer optional modules to the customer, subject to acceptance of a specific estimate and price, allowing the customer to download certain data.

Based on technical and regulatory developments, NATIXIS FACTOR can make changes to the CREANCEnet service. The Customer shall be informed of new features as appropriate. If it does not cancel its subscription to the CREANCEnet service within fifteen days of receiving the information, the Customer shall be considered to have accepted the new features.

10. RECOVERY AND COLLECTION

In consideration of the items revealed in the audit and in strict compliance with the provisions of this contract, NATIXIS FACTOR agrees to authorize the customer to proceed with collecting on the transferred invoices.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

10.1 - General principles

The customer agrees to report all elements that could facilitate collection, in particular to provide any document as proof of the existence or completion of the order, to report any event that could delay or reduce payment of the invoices in question, and generally to provide all possible assistance.

If NATIXIS FACTOR’s pursuit of a purchaser reveals that the purchaser’s failure to pay was not due to insolvency but rather to any type of dispute, the procedural costs and fees shall be debited from the customer's current account.

For purchasers involved in legal restructuring or liquidation and having partially approved balances remaining, NATIXIS FACTOR shall declare the debt from the non-approved party, in its name but on behalf of the Customer.

10.2 - Collection mandate

10.2.1 - Determination of the mandate

With respect to its clientele, the customer wishes to continue to manage the invoices transferred under this factoring contract.

Given the customer’s internal accounting organization and its collection methods as resulting from the customer’s internal procedures with respect to this contract, NATIXIS FACTOR agrees to assign collection operations for the transferred invoices to the customer.

The customer shall act as NATIXIS FACTOR’s representative subject to the conditions set forth below.

These mandates, stipulated in the common interest of both parties, shall not generate any remuneration or expenses for the customer, but neither shall they be free of charge, due primarily to the commercial interest that the customer applies to its purchaser portfolio and to the economics of the agreement. The customer is obligated to execute these mandates as a prudent, diligent, and well informed representative.

10.2.2 - Scope of the mandate

- Collection mandate

The customer is responsible for collecting on all invoices transferred under subrogation, on behalf of NATIXIS FACTOR.

As part of this mandate and to ensure the protection of the mandating company’s rights, the customer agrees to perform all due diligence normally required to collect on these invoices when they are due, and to ensure the preservation and execution of any securities and other accessories related to said invoices.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

10.2.3 - Execution of the mandate

- General information obligation

The customer agrees to:

–	Notify NATIXIS FACTOR promptly, by any appropriate means, of the occurrence of events that could compromise payment of the transferred invoices when they are due (request for extension, litigation, initiation of a collective proceeding, etc.).

–	Inform NATIXIS FACTOR of any change that could affect contractual relations with its clientele (compensation, modification of general terms of sale or purchasing conditions, any specific agreement, modification of the payment deadlines given to its clientele, change in collection procedures, etc.).

- Specific information obligation with regard to executing the mandate

Given the specificity of the contract as executed, the parties have decided to install an information exchange mechanism according to the following conditions:

At NATIXIS FACTOR’s expense:

–	NATIXIS FACTOR makes available to the customer, on its Internet site or by any other appropriate means, a status report on the operations applied t the customer’s purchaser accounts.

At the Customer’s expense:

–	The customer provides a weekly status report on the collection actions carried out with respect to the invoices that have been due for more than 30 days, which must be broken down into three categories: promise to pay, reminder sent, and litigation. At any given time, the customer must be able to report the results of all targeted collection operations.

–	The customer agrees to maintain regular accounting books in accordance with applicable legislation.

10.3 Inspection by NATIXIS FACTOR

NATIXIS FACTOR shall be able, at any time, to conduct inspections or have inspections conducted to ensure that the customer is fulfilling the obligations entrusted to him under the mandates conferred upon him.

At least once a year, on the Customer’s premises, NATIXIS FACTOR shall verify, or have verified, the internal procedures in place and their proper application, and may examine any of the customer’s accounting, tax, or banking documents. NATIXIS FACTOR must notify the customer in advance, by fax, 48 hours before this type of mission, stating its extent and the documents that must be made available to the auditor.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

10.4 Revocation of the mandate

– Revocation cases

NATIXIS FACTOR reserves the right to revoke the mandate conferred upon the customer at any time in the following cases:

- Failure by the customer to fulfill his obligations under this contract, special conditions and amendments, and in particular any event that could compromise the proper execution of the mandates conferred upon him.

- The appearance of a cause mentioned in Article 16 of the factoring contract, independently of the termination of said contract.

- The deterioration of one or more of the customer’s financial data, in particular its Banque de France listing.

- Failure to provide all financial information, and more generally all information needed to manage the contract, to NATIXIS FACTOR.

- Modification of the structure and/or activity of the company signing this contract, or of the identity of its directors or shareholders.

- Substantial change in the customer’s contractual relations with its clientele.

- Irregularity detected by NATIXIS FACTOR in the transfer under subrogation of invoices (such as failure to send original invoices, non-compliance of applicable subrogation receipts, etc.).

- Refusal to send all supporting documentation for invoices to NATIXIS FACTOR.

- Five-point increase over two consecutive months in the rate defined in the introduction for invoices that are unpaid 60 days after their due date.

- Twenty-day increase in the previously defined Average Time to Pay for invoices that is not justified by commercial reasons.

- Five-point increase over two consecutive months in the rate defined in the introduction for non-values that is not justified by commercial reasons.

- Failure to follow the collection procedures defined by the customer and attached to the contract.

- Detection of the customer’s failure to provide the necessary information for audits, or information concerning reminders sent by the Customer (not sent regularly, incorrect information, poor quality of collection activities, etc.).

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

- Failure by the terms of payment stated on the transferred invoices to comply with the contractual conditions negotiated with the purchaser.

- Detection of a significant difference between information regarding current activities recorded in NATIXIS FACTOR’s books and that confirmed during an audit of the customer.

- With full legality upon notification that the factoring contract has been terminated.

- Direct payment by the purchaser.

Revocation of the mandate shall take effect as soon as notice is given by any means of communication.

- Effects of revocation

Revocation of the mandates is global and indivisible.

Beginning when the mandates are revoked, NATIXIS FACTOR shall conduct the collection and cancellation operations for the invoices transferred before and after the revocation date.

NATIXIS FACTOR alone is authorized to take all steps necessary with respect to customers in order to collect and cancel the invoices acquired.

In particular, NATIXIS FACTOR alone can negotiate and accept any payment arrangement or extension of an invoice due date.

If NATIXIS FACTOR’s pursuit of a customer reveals that the customer’s failure to pay was not due to insolvency but rather to any type of dispute, the procedural costs and fees shall be debited from the customer's current account.

The customer expressly mandates NATIXIS FACTOR to create, complete, sign, or endorse with all necessary mentions, on its premises and an its offices, any commercial effect or means of payment issued to it.

Furthermore, NATIXIS FACTOR shall be considered as acting under a mandate when monies are received or collected that do not correspond to the transferred invoices; they shall be credited to the customers current account.

If any purchasers make payments directly to the customer, or to third parties who may or may not be mandated by the customer, for invoices whose ownership has been transferred under this contract, they shall be considered received under a mandate issued by NATIXIS FACTOR to the customer and shall obligate the customer to remit the payment instruments it received immediately to NATIXIS FACTOR, in their original form. If the received payment instruments are not so remitted, or 5 days after notice of direct payment was given, NATIXIS FACTOR has the right to use any means to obtain the invoice payments made directly to the customer.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

Upon receipt by the customer of notice that the mandates have been revoked, NATIXIS FACTOR shall increase the factoring commission rate stated in Article 13.1 by 0.15 point and shall immediately apply the new rate to any invoices not settled as of that date, and to the invoices transferred later, and shall debit the current account for the cost of sending notification letters to the purchasers by Registered Mail with Return Receipt, i.e. €5.10 before taxes; this price is subject to change.

The minimum amount of the guarantee fund shall then correspond to 20% of the outstanding debt on the revocation date. The amount of the guarantee fund may not under any circumstances be less than the fixed threshold of €56,000.

11. GUARANTEE FUND

11.1 - Definition

The customer shall create a guarantee fund, in the form of a cash pledge in the possession of NATIXIS FACTOR, from which the amounts needed can be deducted at any time to cover an overdraft in the current account. The guarantee fund shall then be reconstituted to its previous level.

11.2 - Constitution

It is constituted from withdrawals on the available amounts entered in the current account.

The minimum amount of the guarantee fund is set at 56,000 euros. The amount of the guarantee fund corresponds to 20% of the outstanding debt, plus the rates on any non-values detected (credit notes, refunds on invoices, purchaser debit notes) and shall be constituted by debiting, at the same rate, against the amount of the invoices transferred. The guarantee fund shall be indexed permanently based on the rate defined above, plus the rates of any non-values detected during the past three months.

During the three-month period beginning on the date that notice of contract termination is given, the amount of the guarantee fund may not be less than that existing on the date of said notice, except with approval from NATIXIS FACTOR.

11.3 - Use

The amount of the guarantee fund may not become payable until the books are closed and after any negative balance in the current account as of the closing date for operations has been balanced and any risks eliminated; any excess remaining in the guarantee fund, if applicable, will be repaid.

This fund may not be transferred or used as a guarantee to any third party without prior approval from NATIXIS FACTOR.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

12. ACCESS TO THE CREANCENET SERVICE

The CREANCEnet service provided and hosted by NATIXIS FACTOR is a means of remote access to NATIXIS FACTOR’s factoring services, made available to the customer.

12.1 - Ways to access the CREANCEnet service

To use the service, the customer must have an Internet connection through the access provider of its choice and an SSL-compatible browser. The customer claims to be aware of the characteristics and limits of the Internet. The customer is responsible for ensuring that its hardware and software are compatible with the service.

The site is accessed using the URL “www.creancenet.fr” or via the hypertext link connected to the heading “CREANCEnet“ located on NATIXIS FACTOR’s company site (“www.factor.natixis.com”).

As soon as the factoring contract is signed, NATIXIS FACTOR will send the Customer its identification code and password permitting access to the service. The first time it connects to the service, the customer must choose a new password and is then prompted to change it every three months. Connection information is strictly confidential, and the customer is responsible for keeping and using them. The customer may, under its own responsibility, provide that information to any representative it chooses. All use of the connection information is assumed to have been effected by the customer. NATIXIS FACTOR is not responsible under any circumstances for illegal, fraudulent, or abusive use of the connection information.

For security purposes, entering the connection information incorrectly three times causes all access to the service to be suspended. The connection duration is also limited to thirty minutes, at the end of which the customer must reenter the connection information.

If unable to connect to the service, the customer should notify NATIXIS FACTOR immediately by calling its contract manager and/or the Help department at 01.58.32.85.00. The site and its various components are accessible 7 days a week from 7:00 a.m. to 10:00 p.m. (Paris time). The service and the site may periodically undergo technical maintenance, servicing, and updating operations causing them to be temporarily unavailable. The data viewed and exchanged on the site are secured by SSL 128-bit encrypting.

NATIXIS FACTOR shall have a help page available to the customer, as soon as access is available to the service, on the site 7 days a week, from 7:00 a.m. to 10:00 p.m. (Paris time), explaining the use of the service.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

12.2 - Responsibilities

NATIXIS FACTOR agrees to put forth its best efforts to provide the customer with the service under the best possible conditions and cannot be held responsible for the service malfunctioning or failing to function, for difficulties accessing or inability to access the service, for any interruption of the service, or for inadequacy of the customer’s computer hardware or software or the customer’s use of any software needed to connect to the service.

The customer alone is responsible for using the service to send data and information to NATIXIS FACTOR and irrevocably guarantees NATIXIS FACTOR against any recourse by any third party based on its communication and/or NATIXIS FACTOR’s use of these data and/or information. NATIXIS FACTOR shall not under any circumstances be held responsible for any communication of data and information to NATIXIS FACTOR by the customer.

12.3 - Intellectual property

The service and its content (images, photographs, logos, trademarks, videos, sounds, text, etc.) are the property of NATIXIS FACTOR and are protected by the Intellectual Property Code. It is strictly prohibited to exploit any of these documents and in particular to copy, represent, modify, or adapt them in whole or in part. Any full or partial reproduction or representation of the pages, data, and any other element of the Site by any process or support whatsoever is forbidden and constitutes and act of forgery.

12.4 - Personal information and legal scope

The personal information collected within the scope of the contract and the CREANCEnet service are intended for NATIXIS FACTOR, which is expressly authorized to keep them on file and to use them and communicate them to the companies in its group or to subcontractors for the sole purpose of performing the factoring contract.

Every Customer has a right to access, modify, correct, and delete information concerning it that is collected while it is connected to the service under the conditions stated in law No. 78-17 dated January 6, 1978 and concerning information technology, files, and privacy by sending a simple letter to the following address: UGJAC, 10-12, avenue Winston Churchill 94676 Charenton-le-Pont cedex.

12.5 - Suspension of the connection

If the customer fails to fulfill one of its contractual obligations, NATIXIS FACTOR reserves the right to suspend all or part of its access to the service immediately.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

13. COMPENSATION

The Customer shall compensate NATIXIS FACTOR as follows:

13.1 - Factoring commission

In compensation for the factoring service, a commission calculated based o the amount of the subrogated invoices, credit notes, and payments received by NATIXIS FACTOR shall be deducted for every invoice to an acquired customer that is not transferred.

The rate of this commission is set at 0.45%*, subject to transmission of the invoices by CREANCExpress. It is applied as defined in the chart below.

The rate of this factoring commission has been determined for a maximum number of 60 open purchaser accounts. Beyond that threshold, NATIXIS FACTOR shall revise the chart below.

SALES INCLUDING ALL TAXES (€millions) Avg. Inv. Amt. (€thousands)	< 2.4	2.4-3.6	> 3.6
< 3	0.55%	0.50%	0.45%
3-4	0.50	0.45%	0.42%
> 4	0.45%	0.42%	0.38%

The commission rate will be adjusted each year on the anniversary date of CREANCExpress activation by applying the chart above, based on the applicable sales (sales in millions of euros) and on the average amount of the customer’s invoices (Avg. Inv. Amt. in thousands of euros) during the twelve months prior to the adjustment. If CREANCExpress is not activated, the anniversary date used shall be that on which the contract is signed. This revision shall be applied retroactively to the same period.

[* Originally 0.48%, changed to 0.45% and change initialed in the margin.]

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

The parameters contained in the table above that affect the applicable commission rate, as well as the minimum commission, are considered established in constant euros; they will therefore be revalued each year based on the monthly consumer price index. General service index (item 47 of the monthly INSEE bulletin). The reference index shall be the last index published on the date the contract is signed.

The annual minimum amount of factoring commission before taxes cannot be less than 10,000 euros. If the contract is terminated, this minimum commission amount becomes payable immediately upon notice of the termination of the contract. This amount is due on the calendar year in progress when the advance notice deadline expires.

13.2 - Financing commission

The withdrawals that the customer is able to make on the available balance of his current account, in anticipation of customer payments coming due, shall give rise to a commission with a rate set, on that date, at EURIBOR 3 MONTHS + 1.60% per year. This rate is calculated on an annual basis of 360 days.

This rate shall increase by one point if the customer's financial situation deteriorates, and in particular in case of payment incidents or registration of privileges causing deterioration of the BDF listing.

The overall effective rate, calculated for indicative purposes based on the conventional rate stated above and allowing for normal performance of the contract and its contractual provisions, amounts to:

- 3.82% per year for financing per check or wire transfer, based on annual sales acquired in the amount of €3,000,000, an average purchaser time to payment of 60 days, and a guarantee fund rate of 20%.

This indicative rate may vary over the course of the contract as a function of changes in one or more of the characteristics taken into consideration.

Since full or partial payment of invoices in the form of a promissory note does not constitute an advance from the factor, the overall effective rate cannot be the subject of a notation in the monthly account statements.

This commission, payable as agreed in advance, is subject to a monthly interest deduction covering all operations repositioned on the applicable date.

If this contract is terminated, the financing commission at the rate defined above shall apply until NATIXIS FACTOR is completely reimbursed.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

13.3 - Promissory note commission

The issuance of a promissory note to the order of the Customer, signed by NATIXIS FACTOR, shall give rise to a commission calculated prorata temporis, with a fixed rate of 0.50% per year of the amount of the notes issued.

13.4 - Taxes, fees, and costs

The customer shall pay or reimburse all taxes, fiscal fees, or other fees that may exist or be generated over the course of the contract, as well as any costs that may be stated as part of pricing conditions currently in effect and sent to the customer when the contract is signed, and for which the customer is notified of any changes.

14. CONTRACT DURATION

This contract is executed with no expiration date. Each of the parties may terminate it with three months' advance notice, during which time the level of the financed debt cannot exceed the amount existing on the date of the termination notice except with NATIXIS FACTOR’s authorization.

Notice of the termination decision shall be given by registered letter with return receipt requested, and it is not necessary to state a reason.

Address for notices:

NATIXIS FACTOR 10-12 Avenue Winston Churchill - 94676 Charenton-le-Pont Cedex Telephone: 01 58 32 8_ __ __________@factor.natixis.fr

15. GUARANTEES TO BE ESTABLISHED

- Not applicable

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

16. SPECIFIC CLAUSES

16.1 Since the factoring contract is exclusive of any guarantees against insolvency, the customer agrees to grant NATIXIS FACTOR the right to the indemnities due under the credit insurance policy provided by the SFAC.

- Suspensive and resolutive conditions

Before this contract is signed, the customer must provide to NATIXIS FACTOR:

•	A copy of its credit insurance policy No. ____________ held with the company SFAC (general and specific conditions as well as any riders)

•	A copy of the sales declaration made to the credit insurer.

•	A list of approvals from the credit insurer as well as proof of payment of the premium paid under the credit insurance contract. This list is to be updated monthly thereafter by the customer.

•	A letter from the credit insurer stating the amount of indemnities paid or to be paid for the current fiscal year.

Thirty days after this contract is signed, the customer agrees to add a rider assigning the right to receive indemnities to NATIXIS FACTOR. If this is not done, the contract shall be terminated with full legality and without notice.

It is agreed between the parties that NATIXIS FACTOR, in order to protect its rights, may act in place of the customer if applicable for:

•	The declaration of factored sales.

•	Payment of premiums due, by debiting the available amount in the customer’s current account open on NATIXIS FACTOR’s books.

•	Administrative actions related to the customer’s contractual obligations, particularly statements of dispute and deadline extensions.

Any change in the management of the credit insurance policy (failure to renew, cancellation, or termination) that could affect NATIXIS FACTOR’s rights to the indemnities must be brought to its attention immediately.

Otherwise, NATIXIS FACTOR shall have the right to terminate the factoring contract without notice.

By debiting the current account, NATIXIS FACTOR shall create a special reserve in the form of a cash pledge in its favor, recorded in a sub-account of the current account, in the amount of all debts not paid 30 days after they are due, all taxes included.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

NATIXIS FACTOR shall be permitted to debit the current account for invoices not paid 60 days after they are due and those for which the purchasers are in the process of a collection procedure.

Having become aware of NATIXIS FACTOR’s intervention methods, the customer agrees not to take advantage of them in order to exonerate itself with its credit insurer (declaration, prior agreement, etc.) for obligations that apply to it.

16.2 This contract is also signed under the suspensive condition of attaching the customer’s collection procedures, which are an integral part of the contract.

16.3 The customer agrees to send NATIXIS FACTOR proof of payment each month for the CODECHEF plan.

16.4 The customer shall send NATIXIS FACTOR a supplier balance quarterly.

16.5 The validity of this contract is conditioned upon Natixis Factor obtaining the copy of the termination letter sent to your previous factor, ABN AMRO FACTOR, accompanied by proof of mailing a registered item with acknowledgement of receipt.

The contract’s entry into effect is conditioned upon Natixis Factor’s receipt of the acknowledgement of receipt for the registered termination letter.

During the notice period, the originals of invoices sent to the Customer’s Purchasers shall be routed by NATIXIS FACTOR.

16.6 The customer shall provide NATIXIS FACTOR with a monthly report on delays greater than 30 days.

16.7 The parties agree with each other that the filing fee of 1,500 euros before taxes for implementing the contract will be covered by debiting the current account.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

17. TERMINATION WITHOUT NOTICE

NATIXIS FACTOR can terminate this contract without notice, at any time and with full legality, in the following cases:

- Failure to comply with the obligations stipulated in this contract, special conditions, and amendments.

- Delay in payment of company expenses, taxes, or salaries.

- Seizure of bank accounts or company assets.

- Payment incident recorded by the Bank of France.

- Serious irregularity detected in the accounting records.

- Failure to provide the documents listed in Article 4 or impediment to exercising the right to information and communication.

- Loss of the directors' full and complete legal, commercial, or professional capabilities.

- Naming of a temporary administrator or ad hoc representative or arbiter, cessation of activities, or opening of amicable liquidation.

- Change to the structure and/or activity of the company signing this agreement, or in the identity of its directors.

- Termination or failure to renew the contractually mandated personal guarantees.

NATIXIS FACTOR can also require immediate reimbursement for all invoices transferred and not collected from customers, for the following cases:

- transmission of an invoice or security without cause or after the deadline;

- failure to repay funds received from purchasers in payment of transferred invoices;

- dispute regarding the existence and validity of invoices;

- transfer of invoices mobilized elsewhere.

18. CONFIDENTIALITY

The parties hereby agree to treat all information communicated under this factoring contract as confidential. Consequently, the parties will not communicate any element relative to the content and performance of the contract to anyone else. This confidentiality agreement does not apply to all information that is already published or was known previously by the parties.

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

This confidentiality agreement applies for the entire duration of the contract and for five years after any termination of the contract.

19. CLAIMS

19.1 - Review of claims

In cases of questions regarding the application of the contract, the customer shall first consult his usual representative.

If a disagreement remains, the customer can send a request by regular mail or e-mail to:

Natixis Factor Quality Department

10-12 avenue Winston Churchill

94676 Charenton le pont Cedex

quality@factor.natixis.fr

Natixis Factor agrees to respond within ten working days from the date on which the request is received.

If a disagreement remains, the customer is entitled to submit it, with all elements needed to evaluate it, to the federal banking mediator:

Fédération Bancaire Française

B.P. 151

75 422 Paris Cedex 09

19.2 - Inspection authority

As a credit institution, NATIXIS FACTOR is a company subject to the Prudential Inspection Authority, an independent authority associated with the Bank of France.

Prudential Inspection Authority

61 rue Taitbout

75436 Paris Cedex 09

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

[logo]	BANQUE POPULAIRE
FACTOREM

FACTORING CONTRACT No. 66890

CREANCEplus DELEGATED WITHOUT CREDIT INSURANCE

REQUIRING THIRD-PARTY INSURANCE

Version dated 7/17/2012

20. APPLICABLE LAW – CONTRACT LANGUAGE – ASSIGNMENT OF JURISDICTION

This agreement is governed in its entirety, i.e., with respect to its validity, interpretation, performance, and termination, by French law. The contract’s language is French. If there is a difference in interpretation, a translation provided for convenience cannot take precedence over the French version of the contract, which alone is legally valid.

The parties agree irrevocably hereunder that any litigation or any other procedure concerning this agreement, i.e., with respect to its validity, interpretation, performance, or termination, as well as any act related to it, shall fall under the jurisdiction of the PARIS Commercial Court.

Two original versions signed in Grigny on May 3, 2013

THE CUSTOMER	NATIXIS FACTOR

Signature and Company Stamp	Authorized signature and stamp

[signature and company stamp]	[signature and company stamp]

Banque Populaire Factorem is a service offering of Natixis Factor

Natixis Factor 10-12, avenue Winston Churchill – 94676 Charenton-le-Pont Cedex France – Telephone: +33 1 58 32 80 00 – Fax: +33 1 58 32 81 00

www.factor.natixis.com

Corporate with Board of Directors and capital of €19,915,600 – RCS Paris 379 160 070 – VAT: FR 22 379 160 070

Headquarters: 30, avenue Pierre Mendés-France – 75013 Paris – France

[three sets of handwritten initials]

Page 24 of 24